United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

SOLIDION TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13355 Noel Road, Suite 1100

Dallas, TX 75240

(Address of principal executive offices, including zip code)

(972) 918-5120

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Direct Nominations.

To the extent applicable, Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

Following the successful closing of its previously announced private placement offering, the board of directors of Solidion Technology, Inc. (the “Company”) has rescheduled its first annual meeting of stockholders following the effectiveness of the Company’s Amended and Restated Certificate of Incorporation for September 15, 2026 (the “Annual Meeting”). The record date, time and location of the 2026 Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting.

The Company has set a deadline of July 9, 2026 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to the Company’s Chief Financial Officer at c/o Solidion Technology, Inc., 13355 Noel Road, Suite 1100, Dallas, TX 75240, and such proposal must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Exchange Act Rule 14a-8, and the Amended and Restated Bylaws in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

To comply with the universal proxy rules pursuant to Rule 14a-19 under the Exchange Act, stockholders who intend to solicit proxies in support of a director nominee other than the Company’s nominee must additionally provide notice to the Company setting forth the information required by Rule 14a-19(b) under the Exchange Act, and such notice must be postmarked or transmitted electronically to the Company at its principal executive office no later than July 17, 2026.

Pursuant to the Amended and Restated Bylaws, any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the Annual Meeting, but not included in the proxy materials for the Annual Meeting, must comply with the requirements of the Amended and Restated Bylaws, including by delivering notice of their proposal or nomination to the Company’s Chief Financial Officer at c/o Solidion Technology, Inc., 13355 Noel Road, Suite 1100, Dallas, TX 75240, no later than 5:00 p.m., Eastern time, on July 9, 2026. Any proposal or nomination received after such date will be considered untimely and will not be considered at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2026

SOLIDION TECHNOLOGY, INC.

	By:	/s/ Jaymes Winters
	Name:	Jaymes Winters
	Title:	Chief Executive Officer

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